UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21527

Cypress Creek Private Strategies Master Fund, L.P.

(Exact name of registrant as specified in charter)

712 W. 34th Street, Suite 201, Austin, TX 78705

(Address of principal executive offices) (Zip code)

With a copy to:
William P. Prather III	George J. Zornada
Cypress Creek Private Strategies Master Fund, L.P.	K & L Gates LLP
712 W. 34th Street, Suite 201	1 Congress Street, Suite 2900
Austin, TX 78705	Boston, MA 02114
(Name and address of agent for service)	(617) 261-3231

Registrant’s telephone number, including area code: (512) 660-5137

Date of fiscal year end: 3/31/26

Date of reporting period: 3/31/26

Item 1. Reports to Stockholders.

(a)

Cypress Creek Private Strategies Master Fund, L.P.

Annual Report

March 31, 2026

Cypress Creek
PARTNERS

Management Discussion of Fund Performance (Unaudited)

Economic and Market Conditions

Global equity markets produced strong positive returns over the twelve months ended March 31, 2026, despite intermittent periods of meaningful volatility caused by geopolitical and macroeconomic events. The year began against the backdrop of elevated policy uncertainty following the U.S. “Liberation Day” tariff announcement in April 2025, which triggered a sharp repricing across risk assets. Markets subsequently recovered as tariff implementation was delayed and/or largely watered down from the initial salvo, leading investors to refocus on resilient corporate earnings, easing inflation trends, and the renewed prospect of central bank policy easing. By late 2025, equities had posted strong calendar-year gains, supported by earnings growth, improving investor sentiment, and enthusiasm around the structural investment opportunity presented by artificial intelligence and the related value chain. However, volatility returned in the first quarter of 2026 as conflict in the Middle East created a global energy supply shock and led investors to reprice prior expectations around inflation, rates, and growth. For the twelve months ended March 31, 2026, the MSCI All Country World Index returned 20.0% and the S&P 500 returned 17.8%, despite first quarter 2026 declines of 3.1% and 4.3%, respectively.1

Realized and expected inflation trends, and their resulting ripple effect on interest rates, were an important driver of market performance over the twelve months ended March 31, 2026. During 2025, moderating inflation and softer labor-market readings led the U.S. Federal Reserve to reduce policy rates three times over the back half of 2025, ultimately settling on a target range of 3.50% - 3.75% at year-end 2025. However, the first quarter of 2026 complicated the path forward, as energy supply disruptions tied to the Middle East conflict increased near-term inflation risks and reduced the market’s confidence in the pace, and even the direction, of policy rate decisions from the Federal Reserve. Fixed income markets were not immune to these developments, with the yield on the 10-year U.S. Treasury ending the first quarter of 2026 at 4.3%, up 15 basis points over the quarter and up more than 30 basis points above its lowest level over the trailing twelve-month period.2

Private market activity improved meaningfully over the course of 2025 but remained uneven entering 2026. U.S. private equity deal activity totaled approximately $1.2 trillion across more than 9,300 transactions for the twelve months ended March 31, 2026, reflecting a substantial rebound from the prior two and a half years, and suggesting that buyers and sellers were increasingly finding clearing prices. Realization activity also improved with U.S. private equity exits totaling approximately $622 billion across 1,555 exits for the twelve months ended March 31, 2026. The momentum of 2025 moderated during the first quarter of 2026, with approximately $260 billion of U.S. private equity deal value across more than 2,400 transactions, reflecting lower aggregate capital deployment despite continued growth in overall transaction activity. However, the broader private equity exit market was constrained by valuation gaps, financing costs, and a large backlog of unsold private equity-backed companies, with PitchBook estimating U.S. private equity-backed company inventory at 13,325 companies as of March 31, 2026.3

Against this macroeconomic backdrop, CCP remains focused on building a diversified, cross-cycle private markets portfolio anchored in lower middle market private equity and private real assets. The Fund’s strategy emphasizes sectors and managers where capital scarcity, fragmentation, operational complexity, and disciplined underwriting can create attractive long-term opportunities for value creation that has the potential to be less correlated to the broader macroeconomic regime. The current environment is particularly favorable for the Fund’s private real assets strategy, which focuses on essential commodities and infrastructure with durable demand drivers and low obsolescence risk in the emerging age of AI. While geopolitical uncertainty, energy volatility, and AI disruption have widened the range of potential outcomes, CCP believes the Fund’s diversified strategy, long-term orientation, and focus on fragmented lower middle market private market opportunities positions it well to navigate uncertainty and capitalize on opportunities during periods of dislocation.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

Fund Portfolio Transition4

During fiscal year 2026 ended March 31, 2026, Cypress Creek made five new Private Investment (“PI”) portfolio commitments (two in Private Equity and three in Private Real Assets). Since taking over management of the Fund in 2021, we have made significant progress in repositioning the PI portfolio to align with Cypress Creek’s unique approach of investing alongside new and developing managers and operators. As of March 31, 2026, 69.2% of the Fund’s PI NAV and 72.7% of the Fund’s PI total exposure (NAV plus unfunded commitments) is comprised of investments made alongside Cypress Creek Core Managers, compared to 62.0% and 74.0%, respectively year-over-year. Core Manager investments in the PI portfolio, which is the focus of Cypress Creek’s investment strategy, have made a meaningful contribution to the Fund’s overall performance, generating a 19.8%/18.1% (gross/net) annualized return, since March 1, 2021, and for the twelve-month period ended March 31, 2026, 21.6%/18.7% (gross/net) return.

Fund Performance

For the twelve-month period ended March 31, 2026, Cypress Creek Private Strategies Master Fund, L.P. (the “Fund”), returned 15.6% net of fees and expenses, compared to a 20.0% return of its public equity based primary benchmark, the MSCI All Country World Total Return Index (the “MSCI ACWI”). The Private Investment (“PI”) portfolio, comprised of Private Equity and Private Real Assets, returned 20.2%/17.4% (gross/net) for the trailing twelve-month period ending March 31, 2026, with the Core Managers returning 21.6%/18.7% (gross/net) and the non-core returning 18.7%/15.9% (gross/net). The PI portfolio allocation represents approximately 93.4% of the Master Fund’s net assets, with Core Managers representing 70%.

Private Equity

The Private Equity sub-portfolio delivered a 9.8%/7.0% (gross/net) return for the trailing twelve-month period ended March 31, 2026, with the Core Managers returning 13.0%/10.2% (gross/net) and the non-core returning 5.4%/2.6% (gross/net). Private Equity represents 62.3% of the Fund’s total PI portfolio (65.7% Core Managers), which is overweight relative to a long-term target of 60%. Over the last twelve months, Buyout investments generated an 11.8%/9.0% (gross/net) return, Venture Capital investments generated a 12.1%/9.2% (gross/net) return, Growth Equity investments generated a (2.2)%/(5.1)% (gross/net) return and Debt & Other Categories generated a (1.8%)/(4.6%) (gross/net) return. Performance across the Private Equity sub-portfolio over the last twelve months was driven by multiple investments alongside Core Managers, namely: (i) a co-investment alongside an established technology-focused manager in a SaaS provider of environmental health and safety solutions to biotech, academic, and other commercial end markets, (ii) a direct investment alongside an emerging healthcare-focused manager in a rapidly growing health insurance brokerage platform, and (iii) a fee-advantaged fund commitment to a niche industrials and infrastructure services manager focused on the products and services enabling broader energy transition and electrification trends globally.

Private Real Assets

The Private Real Assets sub-portfolio delivered a 43.8%/41.0% (gross/net) return for the trailing twelve-month period ended March 31, 2026, with the Core Managers returning 36.8%/34.0% (gross/net) and the non-core returning 68.3%/65.4% (gross/net). The Private Real Assets allocation represents 37.7% of the Fund’s total PI portfolio (75.1% Core Managers), which is underweight relative to a long-term target of 40%. Infrastructure and Natural Resources, which represent the two go-forward Cypress Creek strategies within this portfolio, contributed positively to overall sub-portfolio returns during the fiscal year. Infrastructure returned 61.8%/59.0% (gross/net) and Natural Resources returned 31.4%/28.6% (gross/net) over the period. Performance across the Private Real Assets portfolio over the last twelve months was driven by multiple investments alongside Core Managers, namely: (i) a fee advantaged primary fund commitment to a global metals and mining fund that has delivered exceptionally strong performance in portfolio

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

companies exposed to gold, copper, and other mined commodities, on the back of supportive market conditions and (ii) a direct investment in a brownfield midstream natural gas company that recently completed and placed into service a new pipeline to bring natural gas from key production areas to demand centers along the U.S. Gulf Coast.

Cash Management

The Fund’s Cash Management (“CM”) sub-portfolio, comprised of cash, hedge funds, and liquid securities, returned 7.4%/4.5% (gross/net) for the trailing twelve-month period ended March 31, 2026, with the Core holdings returning 7.9%/5.1% (gross/net) and non-core holdings returning (2.2%)/(5.0%) (gross/net). The CM portfolio allocation represents 7.7% of the Master Fund’s total gross assets (90.4% Core holdings). As of March 31, 2026, the CM portfolio was comprised of 50.4% short-term fixed income holdings, 40.7% liquid securities received as distributions-in-kind from the underlying PI portfolio, and 8.9% liquidating non-core holdings.

Conclusion

We continue to have strong conviction in the execution of our strategy in the global private investment market. The strategy seeks to source from the market bespoke opportunities alongside new and developing managers and operating teams with highly specialized experience and investment strategies that we believe can contribute meaningfully to the long-term target portfolio’s ability to deliver strong cross-cycle, risk-adjusted returns.

We remain grateful for your support and are firmly committed to achieving the Master Fund’s objective, which is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years).

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

Performance (net)

Fund Performance Details

Portfolio Manager: William P. Prather III

% Average Annual Total Returns	Inception Date	1-year	5-year	10-year
Cypress Creek Private Strategies Master Fund, L.P.	4/1/2003	15.6%	7.2%	5.6%
MSCI All World Country Index		20.0%	9.5%	11.3%
	Master Fund (Net)
Returns - TWR	1-year	3-year	5-year (SI CCP)
Portfolio	15.6%	10.7%	7.2%
Core	16.1%	14.2%	10.8%
Non-Core	15.3%	6.5%	3.8%

Private Investments	17.4%	11.8%	8.5%
Core	18.7%	17.8%	17.2%
Non-Core	15.9%	6.5%	4.5%

Private Equity	7.0%	9.1%	5.9%
Core	10.2%	15.2%	18.2%
Non-Core	2.6%	4.7%	2.4%

Buyout	9.0%	12.7%	17.6%
Growth	(5.1)%	(7.3)%	(9.3)%
Venture Capital	9.2%	15.4%	2.8%
Debt & Other	(4.6)%	(3.4)%	(0.4)%

Real Assets	41.0%	17.2%	13.5%
Core	34.0%	22.3%	14.6%
Non-Core	65.4%	6.9%	8.0%

Natural Resources	28.6%	14.9%	14.2%
Infrastructure	59.0%	27.6%	17.1%
Real Estate	0.5%	(17.7)%	(9.1)%

Cash Management	4.5%	4.6%	2.0%
Core	5.1%	4.5%	3.6%
Non-Core	(5.0)%	4.3%	(4.2)%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Master Fund for the period indicated. For comparison, the graph also includes the change in value of the same hypothetical investment in the MSCI ACWI.

Growth of $10,000
(fiscal year-ended)
$30,000
$25,000
$20,000
$15,000
$10,000
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Fund
MSCI ACWI

This graph shows the gross change in value of a hypothetical allocation of $10,000 in the Core Private Investments Portfolio for the period indicated. For comparison, the graph also includes the gross change in value of the same hypothetical allocation of $10,000 in the Non-Core Private Investments Portfolio.6

Growth of $10,000
(fiscal year-ended)
$30,000
$25,000
$20,000
$15,000
$10,000
2021
2022
2023
2024
2025
2026
Core
Non-Core

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

Fund Profile4

Asset Class Allocation	% of 3/31/26 Gross NAV	Geographic Allocation	% of 3/31/26 PI NAV
Private Equity	57.5%	Asia	5.0%
Real Assets	34.8%	Europe	0.3%
Cash Management	7.7%	Global	12.4%
		North America	82.0%
		Rest of World	0.3%
Structure	% of 3/31/26 PI NAV
Co-invest	26.1%
Direct	18.2%
Fund	55.7%

Investment Objective, Principal Strategies, and Principal Risks

Investment Objective & Principal Strategies

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund attempts to achieve this objective through investments primarily in private assets globally. To achieve its objective, the Master Fund provides its Partners with access to high quality private markets asset classes, investments, portfolio construction, and liquidity management. The Master Fund generally pursues its investment objective by allocating assets to Investments, which include primary and secondary subscriptions or commitments to private partnerships managed by investment managers as well as direct investments and/or co-investments in the equity or debt of private or public companies (“Direct Platforms”) (collectively, “Investments”). The Master Fund may seek to hedge all or a portion of the Master Fund’s foreign currency, interest rate, or other risks. Depending on market conditions and the views of the Adviser, the Master Fund may or may not hedge all or a portion of its currency, interest rate, or other exposures.

The Master Fund’s Investments fall within two principal strategies: Private Investments and Cash Management. Private Investments strategies employed include (i) Private Equity and (ii) Real Assets. Cash Management strategies employed include (i) Cash and Cash Equivalents, (ii) Hedge Funds, and (iii) Other Liquid Strategies.

Private Investments

Private Equity. Private equity Investments seeks to generate capital appreciation, particularly during periods of rising economic growth, through direct and indirect investments in private companies seeking capital across various strategies, primarily buyout, growth equity, private debt, and venture capital.

Real Assets. Real asset investments seek to generate capital appreciation, particularly in times of rising inflation, through assets which are generally tangible in nature, and provide explicit or implicit cash flow visibility along with some level of inflation protection. The definition of ‘Real Assets’ varies across industries but typically includes infrastructure, natural resources, and real estate.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

Cash Management

Cash and Cash Equivalents. Fund assets which are cash or can be readily converted into cash, including bank accounts and marketable securities (debt securities with maturities of less than 90 days, such as commercial paper), U.S. Treasury bills, and short-term government bonds with a maturity date of three months or less, among others.

Hedge Funds. Predominantly liquid alternative investments using pooled funds which employ different strategies to generate attractive returns either on an absolute basis or over a specified benchmark. Hedge funds may be actively managed or make use of derivatives and leverage in both domestic and international markets. The Master Fund will selectively invest in Hedge Funds across event driven, global macro, and relative value strategies.

Other Liquid Securities. Entails Investments in a variety of liquid, listed equity, and fixed income strategies, either held directly or through a pooled vehicle. These Investments will typically be held as long-only positions where the Adviser believes there is an opportunity for capital appreciation. These securities have more inherent volatility than other positions in the Cash Management portfolio and may include equities, bonds, commodities, currencies, and exchange-traded funds.

Principal Risks

Broad Investment Mandate

The investment strategy of the Master Fund is opportunistic in nature and covers a broad range of asset classes and geographic regions. A purchaser of Interests must rely upon the ability of the Adviser to identify, structure, and implement investments consistent with the Master Fund’s overall investment objective and policies at such times as they determine. Without limiting the foregoing, the Master Fund may make investments throughout the capital structure, such as mezzanine securities, senior secured debt, bank debt, unsecured debt, convertible bonds, and preferred and common stock and across numerous asset classes such as public equity, structured equity, minority private equity, venture capital, commodities, real estate, natural resources, infrastructure, hybrid derivative instruments, litigation finance, and credit. It is expected that, in light of the Master Fund’s investment objective, the Master Fund will often make equity, credit, and/or debt investments which, from time to time, may involve serving on governance-related committees or in similar positions which involve control or influence over the underlying entity in which the Master Fund invests. Additionally, the Master Fund will be permitted to invest (and may actually invest) in any number of companies operating in a wide range of industries, geography, and/or activities.

Master/Feeder Structure

The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Master Fund investors. The Master Fund currently has other investors that are feeder funds managed by the Adviser or its affiliates, and it may have additional investors in the future. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than the Master Fund over the operations of the Master Fund. If the Master Fund conducts repurchase offers, and if other feeder funds tender for a significant portion of their shares in a repurchase offer, the assets of the Master Fund will decrease. This could cause the Master Fund’s expense ratio to increase to the extent contributions to the Master Fund do not offset the cash outflows.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

Risk Allocations

The Adviser has broad discretion to make allocations to Investments executing different strategies and other than limitations on illiquid investments is not constrained with respect to the allocation to individual strategies or asset classes. There is no assurance that its decisions in this regard will be successful. In addition, the Master Fund may be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Investments, including notice periods and limited subscription and redemption dates, the ability of the Investments to suspend and postpone redemptions, and lockups on redemptions imposed by certain Investments. In addition, such allocations will be made by the Adviser based on information previously provided by the Investments. If such information is inaccurate or incomplete, it is possible that the Master Fund’s allocation to the asset classes from a risk/reward perspective may not reflect the Adviser’s intended allocations. This could have a material adverse effect on the ability of the Adviser to implement the investment objective of the Master Fund and the performance of the Master Fund.

Dependence on the Adviser and the Investment Managers

The Adviser invests certain assets of the Master Fund into Investments managed by third-party investment managers, and the Adviser has the sole authority and responsibility for the selection of the investment managers. The success of the Master Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Master Fund. In addition, the Adviser may be dependent on key personnel. To the extent that any key personnel were to depart, the Adviser’s ability to successfully develop and implement investment strategies may be negatively impacted.

Limited Liquidity; Closed-end Fund & Master Fund

The Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. You should not invest in the Master Fund if you require a liquid investment. The Master Fund invests substantially all of its investable assets in illiquid investments.

Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that securities issued by closed-end funds are not redeemable at the discretion of investors. Unlike mutual fund investors, investors in closed-end funds do not have the right to redeem their shares on a daily basis at a price based on current NAV. In addition, mutual funds are subject to more stringent liquidity requirements. For example, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. By contrast, the Master Fund, as a closed-end fund, may invest all or substantially all of its assets in illiquid investments, which is consistent with the Master Fund’s investment strategy. The Adviser believes that unique investment opportunities exist in the market for Private Investments, which generally are illiquid.

An investment in the Master Fund provides limited liquidity since the Interests are not freely transferable and Partners may not cause the Master Fund to redeem their Interests. The Master Fund, at its discretion, may but is not required to, offer to repurchase Interests from the Partners. A discretionary repurchase of a Partner’s Interests may be subject to restrictions imposed upon withdrawals under the terms of the Investments or, in the event that the Master Fund and/or the Adviser has engaged one or more sub-advisers, restrictions imposed by investment advisory agreements pursuant to which the Master Fund’s assets are invested. An investment in the Master Fund is suitable only for certain sophisticated investors that do not require liquidity.

If the Master Fund conducts repurchase offers, and if the repurchase offer is oversubscribed, the illiquidity that results from the Master Fund’s significant investment in private investments, which ordinarily cannot be liquidated without significant discount in secondary markets, if at all, may prevent the Master Fund from repurchasing more than a specified amount of Interests.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

Payment for repurchased Interests of the Master Fund may require the Master Fund to liquidate all or a portion of one or more of the Investments earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. In addition, to the extent that the Master Fund ever were to repurchase significant amounts of Interests, the illiquidity of the remaining portfolio would increase, a factor that the Board would consider when determining the amount of Interests to repurchase. The Adviser intends to take measures (subject to such policies as may be established by the Investment Committee) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests. In the event the Master Fund ever winds down investment operations and terminates, the Master Fund would be unable to offer to repurchase all Interests immediately and Partners would receive the value of their Interests over time as the Master Fund liquidated its assets, which could require a significant period to realize certain illiquid assets.

Non-Diversified Status

The Master Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Master Fund’s assets that may be invested in the securities of any one issuer. Although the Adviser follows a general policy of seeking to diversify the Master Fund’s capital among multiple investment funds and Direct Investments, the Adviser may depart from such policy from time to time and one or more investment funds and/or Direct Investments may be allocated a relatively large percentage of the Master Fund’s assets. The Master Fund will limit the percentage of assets held of any one investment fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Master Fund. As a consequence of a large investment in a particular investment fund and/or Direct Investment, losses suffered by such an investment fund or Direct Investment could result in a higher reduction in the Master Fund’s capital than if such capital had been more proportionately allocated among a larger number of investment funds.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any Investment’s investment activities will be successful or that the Partners will not suffer losses.

Limited Operating History of Investments

Investments may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment will be limited. Moreover, even to the extent an investment has a longer operating history, the past investment performance of any of the Investments should not be construed as an indication of the future results of such investments or the Master Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Master Fund, may not be consistent with the results that the Master Fund achieves.

The Master Fund may invest a portion of its assets in the securities of less established companies. Investments in such early-stage companies may involve greater risks than generally are associated with investments in more established companies. Less established companies tend to have lower capitalizations and fewer resources and, therefore, often are more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Master Fund’s other investments, and any such Investments should be considered highly speculative and may result in the loss of the Master Fund’s entire investment therein.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

To the extent there is a public market for the securities held by the Master Fund, such securities may be subject to more abrupt and erratic market price movements than those of private company investments.

Unspecified Investments; Dependence on the Adviser

The Adviser has complete discretion to select the Investments as opportunities arise. The Master Fund, and, accordingly, Partners, must rely upon the ability of the Adviser to identify and implement Investments consistent with the Master Fund’s investment objective. Partners will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Investments. The Adviser has the authority and responsibility for asset allocation, the selection of Investments, and all other investment decisions for the Master Fund. The success of the Master Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Master Fund. Partners will have no right or power to participate in the management or control of the Master Fund or the Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives.

Effective March 1, 2021, the Investment team managing the Master Fund changed as a result of an acquisition of the Adviser to the Master Fund by Cypress Creek Partners (and/or an affiliate thereof). The current Portfolio Manager of the Master Fund is William P. Prather III. Mr. Prather has been responsible for the management of the Master Fund since March 1, 2021. He previously served as the Head of Natural Resources and Infrastructure portfolio at the University of Texas/Texas A&M Investment Management Company (“UTIMCO”), and prior to that was a portfolio manager at BlackRock Inc.

Endnotes and Additional Disclosures

General

The views expressed in this letter are those of the Portfolio Manager and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Cypress Creek Partners and the Master Fund disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Cypress Creek Partners fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Master Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund Interests, the continuation of investment advisory, administrative, and service contracts, and other risks discussed from time to time in the Master Fund’s filings with the United States Securities and Exchange Commission.

This letter is provided solely for informational purposes and is exclusively intended for use by existing Fund investors and/or pre-qualified prospective Fund investors with whom the Master Fund or an authorized intermediary acting on behalf of the Master Fund has a pre-existing substantive relationship. Neither this letter nor the information contained therein constitutes an offer to sell or a solicitation of any offer to buy any securities. Any offering or solicitation will be made only to eligible investors and pursuant to the current version of the applicable Private Placement Memorandum and other governing documents, all of which must be read in their entirety.

Performance figures shown for periods less than one year are cumulative (not annualized). Historical performance track record for the Fund prior to March 1, 2021, was achieved by the adviser and its then investment management team.

The Master Fund Profile is subject to change due to active management employed by the Adviser.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

Index Definitions

MSCI All Country World Index (“ACWI”). The MSCI ACWI is a global equity index designed to represent the performance of the full opportunity set of large- and mid-cap companies across 23 developed markets and 24 emerging markets countries. With 2,514 constituents, and an average market capitalization of $39.9 billion (median market capitalization of $9.8 billion), the index covers approximately 85% of the global investable equity opportunity set. This index is calculated on a net USD total return-basis, which reflects the re-investment of dividends, interest, and other income converted to USD and after the deduction of withholding taxes.5

Standard & Poor’s 500 Index (“S&P 500”). The S&P 500 is a U.S. equity index designed to represent the performance of the large-cap segment of the U.S. equity market, comprising the leading publicly traded companies selected by the S&P Dow Jones Indices Committee based on market capitalization, liquidity, public float, sector representation, financial viability, and length of trading history. With 503 constituents (reflecting multiple share class listings for select issuers), and an average market capitalization of $108.4 billion (median market capitalization of $38.2 billion), the index covers approximately 80% of the U.S. investable equity opportunity set. This index is calculated on a net USD total return-basis, which reflects the re-investment of dividends and other income after the deduction of withholding taxes applicable to non-resident investors.5

Footnotes

1 “Q1 2026 Investment Review” J.P. Morgan Private Bank, April 10, 2026; “Quarterly Markets Review — Q1 2026.” Schroders, April 6, 2026; “First Quarter 2026 Market Commentary.” NEPC, March 31, 2026; and S&P Capital IQ data.

2 “Q1 2026 Investment Review” J.P. Morgan Private Bank, April 10, 2026; “Quarterly Markets Review — Q1 2026.” Schroders, April 6, 2026; “First Quarter 2026 Market Commentary.” NEPC, March 31, 2026; and U.S Federal Reserve data.

3 Q1 2026 US PE Breakdown” PitchBook, April 14, 2026

4 Cypress Creek defines the referenced terms as follows: Private Investments includes Private Equity, Real Assets and Private Debt sub-portfolios. Private Equity includes private investment strategies such as buyouts, growth equity, and venture capital, among others. Real Assets represents private investment strategies such as infrastructure, natural resources (e.g., agriculture / farmland, energy, metals, and mining, etc.), and real estate. Cash Management includes hedge funds including event driven, global macro, and relative value strategies, long-only liquid strategies, liquid securities, and cash. Anchor Partnership refers to an approach in which Cypress Creek will serve as an early and meaningful investor for new or developing managers. In addition to capital investments, Cypress Creek works consultatively with the target managers to actively contribute to their growth, collaborating in key functional areas that include but are not limited to compliance, reporting, asset allocation, risk management, and capital raising. As a result of these long-term, strategic relationships, Cypress Creek may benefit from advantaged economics and allocation/access rights. Core Managers represent managers and related investments where Cypress Creek expects to maintain an active ongoing investment relationship and the Investment Committee has approved of the manager. New/developing fund managers are managers raising their first-time private investment fund or up to a potential fourth fund. Lower-middle market private investing is focused on managers with a target capacity below $1 billion, which generally implies equity tickets in individual transactions of below $100 million, subject to variation.

5 As of April 30, 2026.

6 Investors cannot invest directly in either the Core Private Investments Portfolio or the Non-Core Private Investments Portfolio. Gross returns are presented before the deduction of management fees, service fees, and other expenses that would reduce returns.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Net returns are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance is for the stated time period only.

Report of Independent Registered Public Accounting Firm

To the Partners and the Board of Directors of
Cypress Creek Private Strategies Master Fund, L.P.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital of Cypress Creek Private Strategies Master Fund, L.P. (the Fund), including the schedule of investments, as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for the years ended March 31, 2026, March 31, 2025, March 31, 2024 and March 31, 2023, the period from January 1, 2022 to March 31, 2022, and for the year ended December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in partners’ capital for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2026, March 31, 2025, March 31, 2024 and March 31, 2023, the period from January 1, 2022 to March 31, 2022, and for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence with the custodians, underlying fund advisors or by other appropriate audit procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Cypress Creek Partners investment companies since 2021.

Chicago, Illinois

May 29, 2026

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Statement of Assets, Liabilities and Partners’ Capital
March 31, 2026

Assets
Investments in unaffiliated investments, at fair value(a)	$94,416,891
Investments in affiliated investments for which ownership exceeds 5% of the investment’s capital, at fair value(b)	80,006,736
Investments in affiliated investments for which ownership exceeds 25% of the investment’s capital, at fair value(c)	74,632,072
Investments in securities, anchor partner interests and CLO equity, at fair value(d)	14,693,586
Total investments(e)	263,749,285
Cash and cash equivalents	10,474,809
Prepaids and other assets	85,828
Total assets	274,309,921
Liabilities and Partners’ Capital
Incentive fee payable	2,454,142
Accounts payable and accrued expenses	338,125
Investment Management Fees payable	217,400
Administration fees payable	65,242
Interest payable	62,000
Payable to Directors	29,408
Total liabilities	3,166,317
Commitments and contingencies (see Note 3)
Partners’ capital	271,143,604
Total liabilities and partners’ capital	$274,309,921

Cost of Investments

(a)      $82,544,741

(b)      $67,213,796

(c)      $62,421,679

(d)      $10,182,468

(e)      $222,362,684

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments
March 31, 2026

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Portfolio
Operating Companies
Buyout
Clovis Point II RIVS Investment, LLC(4)(6)	NAM	2017		$650,000	$—
Milton ZXP LLC - Class A Units(4)(6)	NAM	2018	6,029	—	194,797
Infrastructure
Loblolly Midstream Holdings LLC(3)(4)	NAM	2026		11,835,260	11,835,260
Natural Resources
Revenant Energy Holdings LLC(2)(4)	NAM	2025		3,337,384	3,337,384
Total Operating Companies				15,822,644	15,367,441	5.67%
Private Investment Funds
Private Debt
Private Debt
Aviator Capital Fund IV US Feeder, L.P.	GL	2018		984,166	1,626,742
Aviator Capital Mid-Life Us Feeder Fund, LP	GL	2016		656,941	983,601
BDCM Opportunity Fund II, L.P.	NAM	2006		502,075	102,311
Colbeck Strategic Lending Onshore Feeder, LP(1)(2)	NAM	2016		3,158,413	3,131,146
Crestline Opportunities Fund III, LLC(1)	NAM	2016		1,046,888	1,320,592
Parabellum Partners II, LP	NAM	2019		1,750,851	2,989,814
Tuckerbrook SB Global Distressed Fund I, L.P.	GL	2006		102,897	190,980
Total Private Debt(6)				8,202,231	10,345,186	3.81%
Private Equity
Buyout
Advent Latin American Private Equity Fund IV-F L.P.	ROW	2007		201,046	80,303
Advent Latin American Private Equity Fund V-F L.P.(1)	ROW	2010		1,019,920	436,164

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2026

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Private Equity (continued)
Buyout (continued)
Chicago Pacific Founders Fund II, LP	NAM	2019		$4,888,811	$14,323,431
Clovis Point II, LP	NAM	2018		2,333,799	1,079,867
CRC (Atria) Investment Holdings, L.P.(3)	NAM	2022		9,214,404	10,465,632
CRC (Cresso) Investment Holdings, L.P.(2)	NAM	2024		5,000,000	12,183,784
Darwin Private Equity I L.P.	EU	2007		1,251,657	21,985
Energy Ventures IV LP(1)	GL	2024		—	661,682
J.C. Flowers III L.P.	EU	2009		1,128,504	175,282
KF Partner Investments Fund III LP	NAM	2019		1,764,625	2,320,735
Monomoy Capital Partners II, L.P.(1)	NAM	2011		973,106	24,114
Monomoy Capital Partners III, L.P.(1)	NAM	2016		761,174	1,434,718
Reservoir Capital Partners (Cayman), L.P.	GL	2006		—	50,645
Strattam Capital Investment Fund, L.P.	NAM	2014		2,210,872	1,975,273
Strattam Capital Investment Fund II, L.P.	NAM	2017		2,577,528	4,344,664
Strattam Capital Investment Fund III, L.P.(2)	NAM	2021		13,539,521	12,979,018
Strattam Co-Invest Fund V, L.P.	NAM	2018		—	867,500
Strattam Co-Invest Fund VI, L.P.(2)	NAM	2018		785,329	694,634
Strattam Co-Invest Fund VII, L.P.	NAM	2019		413,727	990,318
Strattam Co-Invest Fund IX, L.P.(3)	NAM	2023		7,449,113	12,902,925
Strattam Co-Invest Fund XI, L.P.(3)	NAM	2024		3,606,339	1,727,424
Viburnum Equity 4, LP(2)	ROW	2019		2,267,083	5,797,934
Viburnum Private III, LP(2)	ROW	2025		4,795,251	4,758,567

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2026

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Private Equity (continued)
Growth Equity
Crosslink Crossover Fund V, L.P.	NAM	2007		$291,519	$110,419
Crosslink Crossover Fund VI, L.P.	NAM	2011		—	1,318,430
Gavea Investment Fund III A, L.P.	ROW	2008		—	29,993
HealthCor Partners Fund, L.P.	NAM	2007		275,033	586,563
LoneTree BLN Co-Invest L.P.(3)	NAM	2026		5,043,200	5,043,200
LoneTree I, L.P.(2)	NAM	2023		20,128,009	23,406,528
NGP Energy Technology Partners II, L.P.	NAM	2008		430,891	—
Northstar Equity Partners III	AS	2011		316,769	916
Orchid Asia IV, L.P.	AS	2007		876,700	13,845
Trustbridge Partners II, L.P.(1)	AS	2007		980,928	454,911
Trustbridge Partners III, L.P.(1)	AS	2008		2,978,813	2,073,115
Trustbridge Partners IV, L.P.(1)	AS	2011		—	2,424,796
Trustbridge Partners V, L.P.(1)	AS	2014		4,091,541	2,463,853
Secondaries
Private Equity Investment Fund V, L.P.	NAM	2009		5,677,931	3,012,975
Venture Capital
Artis Ventures II, L.P.	NAM	2013		1,085,752	2,526,052
Chrysalis Ventures III, L.P.	NAM	2006		196,648	14,253
Dace Ventures I, LP	NAM	2007		331,414	97,317
Fairhaven Capital Partners, L.P.	NAM	2007		1,564,207	180,674
Sanderling Venture Partners VI, L.P.	NAM	2004		94,987	8,187
Sanderling Venture Partners VI Co-Investment Fund, L.P.	NAM	2004		205,988	46,373
Tenaya Capital V, LP	NAM	2007		24,309	73,767

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2026

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Private Equity (continued)
Venture Capital (continued)
Tenaya Capital VI, LP	NAM	2012		$711,491	$729,601
The Column Group, LP	NAM	2007		971,977	519,615
The Column Group II, LP	NAM	2014		2,148,878	3,996,824
The Column Group III, LP	NAM	2016		3,402,596	1,908,501
Tiger Global Private Investment Partners V, L.P.	AS	2008		1,268,728	871,072
Tiger Global Private Investment Partners VI, L.P.	AS	2010		1,570	186,248
Voyager Capital Fund III, L.P.	NAM	2006		286,772	27,765
Total Private Equity(6)				119,568,460	142,422,392	52.53%
Real Assets
Infrastructure
Allied Strategic Partners Fund I-A, LP(3)	NAM	2021		13,253,445	19,033,229
EIV Capital Fund II, LP(1)	NAM	2014		2,092,761	1,310,986
Founders Fund III, LP	NAM	2010		—	8,071,167
Founders Fund IV, LP	NAM	2012		—	7,246,016
Haddington Energy Partners III, L.P.	NAM	2005		—	54,527
TPF II-A, L.P.(1)	NAM	2008		1,198,891	—
YTM6, LLC(2)	NAM	2022		5,955,907	12,347,415
Natural Resources
EMG Iron Ore Holdco, LP	NAM	2019		476,106	598,942
Energy & Minerals Group Fund II, L.P.(1)	NAM	2011		2,138,902	1,488,499
Live Oak III-B SPV(3)	NAM	2025		4,560,219	5,580,994
Merit Energy Partners G, L.P.	NAM	2008		2,279,261	125,575
Midstream & Resources Follow-On Fund, L.P.	ROW	2009		518,415	—
NGP Midstream & Resources, L.P.(1)	ROW	2007		973,429	36,730
Pine Brook Capital Partners, L.P.(1)	NAM	2007		1,723,910	154,263

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2026

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Real Assets (continued)
Natural Resources (continued)
Quantum Parallel Partners V, LP	NAM	2008		$2,805,960	$621,106
Tembo Capital Co-Investment Partners I, LP(3)	ROW	2022		7,459,699	8,043,408
Tembo Capital Mining Fund III LP(1)	GL	2020		—	9,018,455
Tembo Capital Mining Fund IV LP(1)	GL	2025		1,188,593	1,179,159
Vortus Investments II, LP(1)	NAM	2017		—	850,622
Vortus Investments, LP	NAM	2014		2,838,325	465,088
Real Estate
Benson Elliot Real Estate Partners II, L.P.	EU	2006		349,758	5,963
Forum European Realty Income III, L.P.	EU	2007		820,961	33,845
GTIS Brazil Real Estate Fund (Brazilian Real) LP	ROW	2008		1,118,776	318,557
Monsoon Infrastructure & Realty Co-Invest, L.P.	AS	2008		816,081	152,738
Patron Capital, L.P. II	EU	2005		123,803	1,191
Patron Capital, L.P. III	EU	2007		598,435	24,749
Pennybacker IV, LP	NAM	2016		1,252,725	572,425
Phoenix Asia Real Estate Investments II, L.P.	AS	2006		823,410	339,689
Prescott Strategies Fund I LP(2)	NAM	2017		2,115,731	1,370,326
PSF I Jax Metro Holdings, LLC(2)	NAM	2019		12,260	—
Total Real Assets(6)				57,495,763	79,045,664	29.15%
Total Private Investment Funds(6)				185,266,454	231,813,242	85.49%
Total Private Investments Portfolio				201,089,098	247,180,683	91.16%

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2026

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Anchor Partner Interests
Anchor Partner Interests
Allied Strategic Partners Management, LP(4)				$—	$1,348,569
LoneTree Capital, LLC(4)				—	4,822,691
Total Anchor Partner Interests				—	6,171,260	2.28%
Cash Management Portfolio
Hedge Funds
Event Driven
BDCM Partners I, L.P.	NAM	2019		1,364,735	626,559
Growth Equity
Gavea Investment Fund II Ltd.	ROW	2007	19	1,462	1,462
Relative Value
King Street Capital, L.P.	NAM	2019		—	30,192
Magnetar Capital Fund LP	NAM	2020		—	49,009
PIPE Equity Partners, LLC(2)(4)	NAM	2003		3,252,147	—
PIPE Select Fund, LLC(2)(4)	NAM	2009		2,866,761	—
Stark Select Asset Fund, LLC	ROW	2018		—	26,608
The 1609 Fund Ltd.	NAM	2019	2,052	3,391,838	1,049,243
Valiant Capital Partners LP	NAM	2019		214,175	91,943
Total Hedge Funds(6)				11,091,118	1,875,016	0.69%
Other Securities
Securities
Regatta XV Funding Ltd., Subordinated Note, Principal $5,000,000, 10.66%, due 10/1/2031(1)(5)(7)	NAM	2019		3,118,300	132,441
SED Energy Holdings	EU	2024	9,264,336	7,064,168	8,389,885
Total Other Liquid Securities				10,182,468	8,522,326	3.14%
Total Cash Management Portfolio				21,273,586	10,397,342	3.83%
Total Investments				$222,362,684	$263,749,285	97.27%

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2026

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Cash and Cash Equivalents
Goldman Sachs Financial Square Government Fund - Institutional Class, 3.59%(8)			10,474,809	10,474,809	10,474,809
Total Cash and Cash Equivalents				10,474,809	10,474,809	3.86%
Total Investments and Cash Equivalents				$232,837,493	$274,224,094	101.13%

The Master Fund’s total outstanding capital commitments to Investment Funds as of March 31, 2026 were $65,772,747.

All investments are non-income producing unless noted otherwise.

____________

*        The Geographic Regions are abbreviated as follows: Asia (AS), Europe (EU), North America (NAM), Global (GL), and Rest of World (ROW). The “Rest of World” geographic region represents an investment strategy to make investments domiciled outside of Asia, Europe or North America. The “Global” geographic region represents an investment strategy to make investments domiciled in various locations throughout the world including Asia, Europe, North America and/or the rest of the world.

          Refer to the Allocation of Investments in the unaudited section of the financial statements for the percent of Partners’ Capital by Asset Class.

(1)      Income producing investment.

(2)      Affiliated investments for which ownership exceeds 5% of the investment’s capital (see note 7).

(3)      Affiliated investments for which ownership exceeds 25% of the investment’s capital (see note 7).

(4)      Valued using significant unobservable inputs pursuant to procedures approved by the Board of Directors as of March 31, 2026. The total of all such investments represents 7.94% of partners’ capital.

(5)      CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield for the CLO equity position will generally be updated periodically or on transactions such as an add-on purchases, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

(6)      Restricted investments as to resale.

(7)      Security exempt from registration under Rule 144A of the Securities Act of 1933. The Security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(8)      Rate disclosed represents the seven day yield as of period end.

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Statement of Operations
Year Ended March 31, 2026

Investment income
Dividend income (net of foreign tax withholding of $8,400)	$2,603,356
Interest income	1,584,722
Dividend income from affiliated investments	7,809
Total investment income	4,195,887
Expenses
Incentive fees	2,454,142
Investment Management fees	2,391,753
Professional fees	1,063,273
Interest expense	807,252
Consulting fees	280,646
Administration fees	201,099
Directors' fees	181,561
Partner reporting fees	107,243
Compliance fees	88,841
Custodian fees	34,079
Other expenses	289,504
Total expenses	7,899,393
Net investment loss	(3,703,506)

Realized and unrealized gain (loss) from investments and foreign currency
Net realized gain (loss) from
Unaffiliated investments and foreign currency transactions	8,925,339
Affiliated investments	(476,258)
8,449,081
Net change in unrealized appreciation (depreciation) on
Unaffiliated investments and foreign currency translations	12,279,919
Affiliated investments	19,798,694
32,078,613
Net realized and unrealized gain (loss) from investments and foreign currency	40,527,694
Net increase in partners’ capital resulting from operations	$36,824,188

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Statements of Changes in Partners’ Capital

	Year Ended March 31, 2026	Year Ended March 31, 2025
Increase in partners’ capital from operations
Net investment (loss) income	$(3,703,506)	$1,003,312
Net realized gain from unaffiliated investments and foreign currency	8,925,339	14,322,754
Net realized loss from affiliated investments	(476,258)	(141,275)
Net change in unrealized appreciation (depreciation) on unaffiliated investments and foreign currency	12,279,919	(229,414)
Net change in unrealized appreciation on affiliated investments	19,798,694	2,121,528
Contributions	—	250,000
Withdrawals	(6,450,408)	(3,890,370)
Total increase	30,373,780	13,436,535
Partners’ Capital
Beginning of year	240,769,824	227,333,289
End of year	$271,143,604	$240,769,824

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Statement of Cash Flows
Year Ended March 31, 2026

Cash flows from operating activities
Net increase in partners’ capital resulting from operations	$36,824,188
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities
Purchases of investments	(49,429,548)
Proceeds from disposition of investments	20,978,407
Proceeds from return of capital of investments	16,865,724
Net realized (gain)/loss from unaffiliated investments and foreign currency	(8,925,339)
Net realized (gain)/loss from affiliated investments	476,258
Net change in unrealized appreciation/depreciation from unaffiliated investments and foreign currency	(12,279,919)
Net change in unrealized appreciation/depreciation from affiliated investments	(19,798,694)
Change in operating assets and liabilities
Receivable from investments sold	143,315
Prepaids and other assets	66,009
Investment Management Fees payable	24,422
Incentive fee payable	2,098,581
Interest payable	1,515
Administration fees payable	18,576
Payable to Directors	16,075
Accounts payable and accrued expenses	(9,422)
Net cash used in operating activities	(12,929,852)
Cash flows from financing activities
Net payment on line of credit	(11,000,000)
Withdrawals, net of change in withdrawals payable	(6,450,408)
Net cash used in financing activities	(17,450,408)
Net change in cash and cash equivalents	(30,380,260)
Cash and cash equivalents
Beginning of year	40,855,069
End of year	$10,474,809
Supplemental schedule of cash activity
Non-cash stock distributions	$7,655,633
Cash paid for interest	$805,737

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements
March 31, 2026

1.    Organization

The Cypress Creek Private Strategies Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently six feeder funds.

The Master Fund’s investment objective is to preserve capital and generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund invests primarily in global private assets through access to private markets asset classes, investments, portfolio construction, and liquidity management. The Master Fund allocates assets to investments, which include primary and secondary subscriptions or commitments to private partnerships managed by third-party investment managers (“Investment Managers”), as well as direct investments in the equity or debt of private or public companies (“Direct Platforms”).

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers, and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P., d/b/a Cypress Creek Partners (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

2.    Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

Segment Reporting

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Master Fund’s Principal Executive Officer acts as the Master Fund’s CODM. The Master Fund represents a single operating segment, as the CODM monitors the operating results of the Master Fund as a whole and the Master Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its defined investment strategy which is executed by the Master Fund’s portfolio managers. The financial information in the form of the Master Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Master Fund’s comparative benchmarks and to make resource allocation decisions for the Master Fund’s single segment, is consistent with the information presented within the Master Fund’s financial statements and the financial highlights. Segment assets are reflected on the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

Use of Estimates

Preparing the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

Cash and Cash Equivalents

Cash includes cash deposits held at banks or other financial institutions. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts or cash, with a near maturity date (typically three months or less) so the risk of a change in value due to interest rates is insignificant.

Foreign Currency

Assets and liabilities denominated in a foreign currency are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not segregate the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations reported in the Statement of Operations.

Investment Transactions and Related Investment Income

Investment transactions are recorded on a trade-date basis. Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/(depreciation) is reported on the Statement of Operations. The purchase and sale of investments are also recorded on a trade-date basis, and any realized gain or loss from the transaction is recognized based on the first-in, first-out method.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

Distributions are recorded based on the details provided with the distribution notice, as applicable. Dividends are accounted for on the ex-dividend date and interest is recorded on an accrual basis, including the amortization of premiums or accretion of discounts. Any distribution that is in excess of cumulative profits and losses is deemed a return of capital and is credited to the investment’s cost, rather than investment income. Withholding taxes on foreign dividends have been provided in accordance with the Master Fund’s understanding of the applicable country’s tax rules and rates.

Investment Valuation

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. In general, the valuation of the Master Fund’s investments in Private Investment Funds are valued using NAV as a practical expedient calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”). The Master Fund’s operating company holdings, anchor partner interests and other securities are fair valued by the Adviser.

The Board is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Adviser on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has delegated day-to-day management of the valuation process to the Adviser as the appointed Valuation Designee, which has established a valuation committee (the “Adviser Valuation Committee”) to carry out this function. The Valuation Designee is subject to the oversight of the Board. The Valuation Designee is responsible for assessing and managing key valuation risk, and is generally to review valuation methodologies, valuation determinations, and any information provided by the Adviser or the Administrator.

The Master Fund is unable to obtain complete underlying investment holding details on each of the investment funds to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the investment funds exceeds 5% of partners’ capital of the Master Fund as of March 31, 2026.

As a general principle, the fair valuation of an investment should reflect the amount that the Adviser’s Valuation Committee determines that the Master Fund might reasonably expect to receive for the security upon the orderly sale or redemption of the security, based on information available at the time that the Adviser’s Valuation Committee believes to be reliable. In the case of a security issued by an investment, this would typically be equal to the amount that the Master Fund might reasonably expect to receive from the investment if the Master Fund’s interest were redeemed on the date as of which it was valued. It is anticipated that the Adviser’s Valuation Committee will make this determination based on the valuation most recently provided by the investment in accordance with the policies the Investment Manager has established, which may constitute the investment’s best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Master Fund’s portfolio.

Prior to the Master Fund making an investment, the Adviser’s Valuation Committee will conduct a due diligence review of the valuation methodologies used by the Investment Manager. As a general matter, investments selected by the Master Fund will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value its investments at the net asset value (“NAV”) as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

The valuation procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund’s investment will be revalued in a manner that the Adviser’s Valuation Committee, in accordance with the valuation procedures, determines in good faith best reflects fair value. Valuation methodologies which may be utilized include the public market methodology, private market methodology, analytical methodology (e.g., discounted cash flow analysis), and/or cost methodology. In addition, certain investments holding assets that may not vary widely on a near-term basis (for example, those holding certain private equity or real estate investments) may report values less frequently than other investments holding more liquid assets which may be anticipated to vary in value on a near-term basis. The Adviser, subject to oversight by the Board, will be responsible for ensuring that the valuation procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Adviser’s Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser’s Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Adviser’s Valuation Committee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method, and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Master Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

While recent or planned transactions in primary and secondary investments in investment funds are considered as part of the determination of each investment’s fair value, generally the investment funds are valued based on the latest net asset value as reported by the third-party fund managers unless it is probable that the Master Fund will sell a portion of an investment at an amount different from the net asset value of the investment.

If the net asset value of an investment in a private markets fund is not available at the time the Master Fund is calculating its net asset value, the Fund will review any cash flows since the reference date of the last net asset value for a private markets fund received by the Fund from a third-party manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Investment Manager.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

Hierarchy of Fair Value Inputs

The Master Fund adheres to ASC 820 and determines fair value based on market assumptions that would be used to price an asset or liability in an orderly transaction between market participants. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•        Level 1—Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•        Level 2—Investments with other significant observable inputs

•        Level 3—Investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Further, private investment companies measured using net asset value (NAV) as a practical expedient are not categorized within the fair value hierarchy above. Refer to note 3 for further information.

Collateralized Loan Obligations

The Master Fund’s collateralized loan obligation (“CLO”) equity investments involves a number of significant risks. CLO equity investments are typically very highly leveraged (nine to thirteen times) and therefore the equity tranches in which the Master Fund is currently invested are subject to a higher degree of risk of total loss. The Master Fund generally has the right to receive payments only from the CLO, and generally does not have the direct rights against the underlying borrowers or the entity that sponsored the CLO. The Master Fund indirectly bears the risks of the underlying loan investments or collateral held by the CLO. If an underlying asset of a CLO declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both of the Master Fund’s income and NAV may be adversely impacted.

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting, and recordkeeping requirements for RIC’s that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements. As of March 31, 2026, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

Recent Accounting Pronouncements

In the reporting period, the Master Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740)–Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Master Fund’s financial position or the results of its operations.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

3.    Fair Value Measurements

The Master Fund’s investments recorded at fair value have been categorized based on the fair value hierarchy described in the Master Fund’s significant accounting policies in Note 2. The following table presents information about the Master Fund’s investments measured at fair value as of March 31, 2026:

Investments	Level 1	Level 2	Level 3	Investments Valued at NAV as a Practical Expedient	Total
Hedge Fund
Event Driven	$—	$—	$—	$626,559	$626,559
Growth Equity	—	—	—	1,462	1,462
Relative Value	—	—	—	1,246,995	1,246,995
Operating Companies
Buyout		—	194,797	—	194,797
Infrastructure		—	11,835,260	—	11,835,260
Natural Resources		—	3,337,384	—	3,337,384
Other Securities
Securities	8,389,885	132,441	—	—	8,522,326
Private Debt
Private Debt	—	—	—	10,345,186	10,345,186
Private Equity
Buyout	—	—	—	90,296,599	90,296,599
Growth Equity		—	—	37,926,569	37,926,569
Secondaries	—	—	—	3,012,975	3,012,975
Venture Capital				11,186,249	11,186,249
Real Assets
Infrastructure	—	—	—	48,063,340	48,063,340
Natural Resources	—	—	—	28,162,841	28,162,841
Real Estate	—	—	—	2,819,483	2,819,483
Anchor Partner Interests
Anchor Partner Interests	—	—	6,171,260	—	6,171,260
Total Investments	8,389,885	132,441	21,538,701	233,688,258	263,749,285
Cash and Cash Equivalents	10,474,809	—	—	—	10,474,809
Total Investments and Cash and Cash Equivalents	$18,864,694	$132,441	$21,538,701	$233,688,258	$274,224,094

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance March 31, 2025	Transfers into Level 3	Transfers out of Level 3		Total realized gain/(loss)	Total unrealized appreciation/ (depreciation)	Purchases	Sales*	Balance as of March 31, 2026
Real Assets	$85,036	$—	$	(—)	$3,586,419	$3,588,665	$16,519	$(7,276,639)	$—
Operating Companies	964,640	—		(—)	(100,000)	(308,103)	15,172,644	(361,740)	15,367,441
Anchor Partner Interests	5,483,344	—		(—)	—	687,916	—	(—)	6,171,260
	$6,533,020	$—	$	(—)	$3,486,419	$3,968,478	$15,189,163	$(7,620,379)	$21,538,701

____________

*       Sales include return of capital

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Investment Type	Fair Value March 31, 2026	Valuation Methodologies	Unobservable Input	Input Range
Operating Companies	$194,797	Financial Statement Analysis	Fair Market Value of Holdback	N/A
Anchor Partner Interests	6,171,260	Discounted Cash Flow Analysis	Discount Rate Exit Earnings Multiple	25.3% – 25.6% 4.6x – 5.0x

Certain Level 3 investments of the Fund, totaling fair value assets of $15,172,644, have been recorded at fair value using unadjusted inputs (for example, cost basis). As such, these investments have been excluded from the preceding table.

Increases in discount rates in the table above would generally result in decreases in the concluded fair value of an investment while increases in the multiples would result in increases in the concluded fair value of an investment.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Investment funds in which the Master Fund invests generally have limitations on liquidity which may result in limitations on redemptions/liquidity. Generally, investment funds held by the Master Fund do not provide formal withdrawal rights and are considered self-liquidating vehicles. Certain investments held by the Master Fund offer withdrawal rights ranging from monthly to annually, whereby, following a prescribed notice period, an investor may redeem all or a portion of its capital investment. A listing of the categories of investments held by the Master Fund (and their respective redemption-related attributes) as of March 31, 2026, is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Buyout(a)	Strategy targeting investments in established companies	$ 90,297	$ 20,816	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Event-Driven(b)	Strategy seeking to exploit pricing inefficiencies	627	N/A	N/A	Quarterly	45-90	Up to 5 years; potential early withdrawal fee; potential fund-/ investor-level gate; potential illiquid side pocket(s)
Growth Equity(c)	Strategy seeking to acquire significant minority positions in companies	37,928	8,670	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Infrastructure(d)	Strategy providing exposure to location-specific, monopolistic assets and companies with cash flow visibility	48,063	2,859	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Natural Resources(e)	Strategy providing exposure to/in relation to the production of key raw materials	28,163	19,064	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Private Debt(f)	Strategy involving investments in debt-oriented strategies	10,345	1,383	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Real Estate(g)	Strategy investing in land, structures, and other related assets	2,819	979	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Relative Value(h)	Strategy seeking to generate profits by capturing the spread between securities	1,247	N/A	N/A	Quarterly	30-120	Up to 5 years; potential early withdrawal fee; potential fund-/ investor-level gate; potential illiquid side pocket(s)
Secondaries(i)	Strategy providing exposure to acquisitions of existing interests or assets in primary funds	3,013	N/A	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Venture Capital(j)	Strategy providing exposure to new/growing businesses	11,186	190	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
		$233,688	$53,961

____________

*       The information summarized in the table above represents the general terms for the specified asset class. Individual investment funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most investment funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)     This category includes investments in established companies, often with the intention of improving operations and/or financial performance. Investments often involves the use of leverage. In addition, buyouts could include situations where there is a need to revitalize companies with poor financial performance or those that are experiencing operational difficulties.

(b)    This category includes investment strategies which seek to exploit pricing inefficiencies preceding or following corporate events such as bad news, distressed situations, mergers & acquisitions, recapitalizations, or spin-offs.

(c)     This category includes investments which typically involves acquiring significant minority positions in companies without the use of leverage. This category of investments include revenue-producing investee companies which are in a maturation stage with significant scope for growth and generally targets mid-to-long term investment horizons, similar to those seen with buyout funds.

(d)    This category includes investments which provide exposure to location-specific, monopolistic assets and companies which have cash flow visibility from primarily the essential services provided to society. Assets may generate predictable cash flows via contracts or concessions, which typically have a direct or indirect link to realized inflation. These investments include core, core-plus, debt, opportunistic, and value-added opportunities.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

(e)     This category includes investments which provide exposure to the production or aspects related to the production of key raw materials, including agriculture, energy, metals and mining, timberland, and water.

(f)     This category includes investments in debt-oriented strategies which aim to capture additional premiums and other correlations compared to traditional fixed income strategies. In addition, private debt will typically have a shorter duration profile than other private investments.

(g)    This category includes investments such as land and structures across industrial, residential, office, hospitality, retail, and other sectors across core, core-plus, debt, distressed, opportunistic, and value-added opportunities.

(h)    This category includes investment strategies which seek to generate profits by capturing the spreads between securities. Relative value funds often seek to use leverage to amplify their returns, including through the use of margin financing.

(i)     This category includes investments which provide exposure to primary investment funds acquired from existing limited partners at net asset value, at a premium, or at a discount.

(j)     This category includes investments which provide capital to new or growing businesses from early to expansion stage with perceived long-term growth potential.

The Adviser monitors investment fund capital call activity and reviews regularly the Master Fund’s cash positions and anticipated activity, including planning any necessary redemptions of investment funds and the possible use of a credit facility, so that the Master Fund may cover any funding call by investment funds.

The following is a summary of the fair value as a percentage of partners’ capital, and liquidity provisions for investment funds constituting greater than 5% of the Master Fund’s partners’ capital as of March 31, 2026:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing?	Redemption Frequency	Redemption Restrictions and Terms
LoneTree I, L.P.	8.63%	LoneTree I, L.P. is a private equity fund organized for the purpose of investing in growth equity securities and equity-equivalent securities of select portfolio	Yes	N/A	N/A
Allied Strategic Partners Fund I-A, LP	7.02%	Allied Strategic Partners Fund I-A, LP is a private equity fund that invests in marinas and related waterfront hospitality assets (inland and coastal).	Yes	N/A	N/A
Chicago Pacific Founders Fund II, LP	5.28%	Chicago Pacific Founders Funds II, L.P., is a private equity fund that invests in companies in healthcare service delivery and senior living companies	Yes	N/A	N/A

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

4.    Investments in Portfolio Securities

For the year ended March 31, 2026, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $49,429,548 and $20,978,407 respectively.

5.    Partners’ Capital

Issuance of Interests

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933 (the “Securities Act”), or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

Allocation of Profits and Losses

For each fiscal period, net profits or net losses of the Master Fund are allocated among the capital accounts of all partners in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

Distribution Reinvestment Program

Pursuant to the Fund’s distribution reinvestment plan (the “DRP”), all distributions paid to a partner will be automatically reinvested and retained as part of the partner’s interest in the Fund unless a partner has elected not to participate in the DRP. Election not to participate in the DRP, and to have all distributions, if any, paid directly to the partner rather than having such distribution reinvested in the Fund, must be made by indicating such election in the subscription agreement or by notifying the Fund.

On October 31, 2025, the Master Fund paid a 3.0% distribution to partners based on capital balance. The distribution was either disbursed to partners in the form of cash or reinvested, depending on the partner’s election.

Repurchase of Interests

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser recommends to the Board that the Master Fund offer to repurchase Interests during the period, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

In late-2021, the Master Fund entered into a transition period of up to three years, during which time the Master Fund will offer limited liquidity (“Transition”). Following the completion of the Transition, the Adviser intends to review market levels of liquidity, including the consideration of (i) the reinstatement of regularly scheduled tender offers, (ii) an annual distribution, and (iii) a recurring small account liquidation program to mandatorily redeem small accounts on a periodic basis.

6.    Administration Agreement

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $100 million, 5 basis points on partners’ capital on the next 100 million, 4 basis points on the next 100 million, and 3 basis points on partners’ capital over 300 million. The administration fee is subject to an annual minimum fee of $125,000. The administration fee is payable monthly in arrears. The Administrator also provides compliance, transfer agency, and other investor related services at an additional cost. The total administration fee incurred for the year ended March 31, 2026, was $201,099, of which $65,242 was outstanding as a payable at March 31, 2026.

7.    Investment Advisory Fees and Affiliated Transactions

Management Fee

In consideration for the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser a management fee (the “Management Fee”). The Management Fee is equal to the fee schedule below on an annualized basis of the Master Fund’s partners’ capital based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears:

Partners’ Capital:	Management Fee (per annum):
First $150 million	1.00%
Next $250 million (up to $400 million)	0.90%
Next $300 million (up to $700 million)	0.80%
Next $300 million (up to $1,000 million)	0.70%
Next $250 million (up to $1,500 million)	0.60%
Amounts in excess of $1,500 million	0.50%

The Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended March 31, 2026, $2,391,753 was incurred for Management Fees, $217,400 was outstanding as a payable at March 31, 2026.

Incentive Fee

The Adviser is eligible to receive an incentive fee from the Master Fund representing 10% of the return of the Master Fund in excess of a 6% net return annually, based on the limited partner interests in the Master Fund; calculated and accrued monthly and payable annually. The total incentive fee incurred for the year ended March 31, 2026, was $2,454,142 of which $2,454,142 was outstanding as a payable at March 31, 2026.

Placement Agents

The feeder funds may engage one or more placement agents (each, a “Placement Agent”) to solicit investments. Vigilant Distributors, LLC a broker dealer, is engaged by the feeder funds to serve as Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

Fund Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; compliance fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Affiliated Investments

As of March 31, 2026, certain of the Master Fund’s investments were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the investment’s total capital. The activity resulting from these investments, including interest and dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated investments (including activity for the year ended March 31, 2026) is shown below:

Affiliated Investment	Fair Value 3/31/2025	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 3/31/2026	Income
Ownership exceeds 5% of the investment’s capital:
Colbeck Strategic Lending Onshore Feeder, LP	$3,086,345	$—	$(51,577)	$—	$96,378	$3,131,146	$7,809
CRC (Cresso) Investment Holdings, L.P.	4,999,781	—	—	—	7,184,003	12,183,784	—
LoneTree I, L.P.	11,219,942	10,915,278	—	—	1,271,308	23,406,528	—
PIPE Equity Partners, LLC	—	—	—	—	—	—	—
PIPE Select Fund, LLC	—	—	—	—	—	—	—
Prescott Strategies Fund I LP	1,894,503	—	(126,276)	(55,172)	(342,729)	1,370,326	—
PSF I Jax Metro Holdings, LLC	—	12,260	313,461	(421,086)	95,365	—	—
Revenant Energy Holdings LLC	—	3,337,384	—	—	—	3,337,384	—
Strattam Capital Investment Fund III, L.P.	13,413,321	1,478,507	—	—	(1,912,810)	12,979,018	—
Strattam Co-Invest Fund VI, L.P.	826,167	59,572	—	—	(191,105)	694,634	—
Viburnum Equity 4, LP	9,180,600	138,187	(5,249,138)	—	1,728,285	5,797,934	—
Viburnum Private III, LP	—	4,795,251	—	—	(36,684)	4,758,567	—
YTM6, LLC	6,691,171	—	—	—	5,656,244	12,347,415	—
Total	51,311,830	20,736,439	(5,113,530)	(476,258)	13,548,255	80,006,736	7,809

Ownership exceeds 25% of the investment’s capital:
Allied Strategic Partners Fund I-A, LP	14,165,646	1,167,160	(24,373)	—	3,724,796	19,033,229	—
CRC (Atria) Investment Holdings, L.P.	6,667,032	3,008,160	—	—	790,440	10,465,632	—
Live Oak III-B SPV	3,640,024	1,257,002	—	—	683,968	5,580,994	—
Loblolly Midstream Holdings LLC	—	11,835,260	—	—	—	11,835,260	—
LoneTree BLN Co-Invest L.P.	—	5,043,200	—	—	—	5,043,200	—
Strattam Co-Invest Fund IX, L.P.	8,702,920	—	—	—	4,200,005	12,902,925	—
Strattam Co-Invest Fund XI, L.P.	5,375,721	—	—	—	(3,648,297)	1,727,424	—
Tembo Capital Co-Investment Partners I, LP	7,543,881	—	—	—	499,527	8,043,408	—
Total	46,095,224	22,310,782	(24,373)	—	6,250,439	74,632,072	—
Total Affiliated Investment	$97,407,054	$43,047,221	$(5,137,903)	$(476,258)	$19,798,694	$154,638,808	$7,809

____________

*       Sales include return of capital

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

8.    Income Taxes

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund serves as withholding agent for its offshore feeder funds.

For the current open tax years, and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended March 31, 2026, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

The cost of the Master Fund’s underlying investments for federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099, or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and, as a result, the Master Fund is unable to calculate the year-end tax cost of its investments until such time. The Master Fund’s book cost of investments and securities as of March 31, 2026, was $222,362,684 resulting in accumulated net unrealized appreciation of $41,386,601, consisting of $92,418,231 in gross unrealized appreciation and ($51,031,630) in gross unrealized depreciation.

9.    Fund Borrowing

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions, and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including, for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” investment funds in which the Master Fund invests. Investment funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by investment funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such investment funds, other than for some investment funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some investment funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity and real assets funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund entered into a line of credit agreement (the “Credit Agreement”) with Texas Capital Bank on August 8, 2023. Effective August 8, 2024, the Credit Agreement was extended for an additional one year term expiring on August 8, 2025. On August 5, 2025, and again on September 4, 2025, the term of the line of credit was

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

temporarily extended. On October 2, 2025, the term of the line of credit was extended for an additional two year term expiring on October 1, 2027. The terms of the Credit Agreement provide a $50,000,000 secured revolving credit facility. Borrowings under the Credit Agreement are secured by all of the Master Fund’s investments, cash and cash equivalents. The Credit Agreement provides for a commitment fee of 0.50% per annum on unused capacity (0.25% if credit line utilization is in excess of 50%). The credit facility’s interest rate is variable in nature and can include an additional fixed rate depending on the variable reference rate applied per the terms of the credit agreement. The variable reference rates can include SOFR, the Prime Rate or the Federal Funds Rate as defined in the agreement. At March 31, 2026, there was no outstanding balance.

10.  Financial Highlights

	Year Ended March 31, 2026		Year Ended March 31, 2025		Year Ended March 31, 2024		Year Ended March 31, 2023	Period Ended March 31, 2022*	Year Ended December 31, 2021
Net investment income (loss) to average partners’ capital(1)	(1.49)%		0.43%		(1.22)%		(0.31)%	(1.28)%	(1.13)%
Expenses to average partners’ capital(1),(2)	3.18	%(3)	1.82	%(3)	2.07	%(3)	1.47%	1.63%	1.69%
Portfolio turnover	9.43%		12.01%		13.16%		9.95%	1.25%	29.70%
Total return(4)	15.62%		7.57%		9.10%		(3.78)%	0.55%	7.96%
Partners’ capital, end of period (000s)	$271,144		$240,770		$227,333		$210,722	$222,102	$222,756

An investor’s return and operating ratios may vary from those reflected based on the timing of capital transactions.

____________

*       The Master Fund changed its fiscal year end from December 31 to March 31. This period represents the 3-month period from January 1, 2022, to March 31, 2022.

(1)    Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. Ratios are annualized for periods less than 12 months.

(2)    Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds.

(3)    For the years ended March 31, 2026, March 31, 2025 and March 31, 2024, the expense ratio includes incentive fees of 0.99%, 0.15% and 0.33%, respectively.

(4)    The total return of the Master Fund is calculated as geometrically linked monthly returns for each month in the period, not annualized for periods less than 12 months.

11.  Investment-Related Risks

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any investment fund’s investment activities will be successful or that the Partners will not suffer losses.

In general, these principal risks exist whether the investment is made by an investment fund or held by the Master Fund directly and therefore for convenience purposes, the description of such risks in terms of an investment fund is intended to include the same risks for investments made directly by the Master Fund. It is possible that an investment fund (or the Master Fund) will make (or hold) an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the investment funds should generally be interpreted to include the activities of an Investment Manager. The risks and considerations described below are intended to reflect the Master Fund’s anticipated holdings.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

Secondary Investment Risk

The overall performance of the Master Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires an interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Secondary Investments Involving Syndicates Risk

The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk or the risk that a syndicate member will not perform its contractual obligations, (ii) reputation risk or the risk that the Master Fund may suffer damage to its reputation), (iii) breach of confidentiality by a syndicate member and (iv) execution risk or the risk of financial loss if a transaction is not executed appropriately.

Highly Volatile Markets Risk

The prices of an investment fund’s underlying investments, and therefore the NAV of the Master Fund’s interests, can be highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which an investment or the Master Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., investments also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Prepayment And Extension Risk

Due to a decline in interest rates or an excess in cash flow, borrowers may pay back principal before the market anticipates such payments. As a result, the Master Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the Master Fund’s potential for price declines. The prices of variable and floating rate securities (including loans) can be less sensitive to prepayment risk.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates,

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the weighted average weighted maturity of investments to fluctuate and may require investments to invest the resulting proceeds at lower interest rates. Income from the investment’s debt securities portfolio will decline if and when the investment invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the investment’s portfolio. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by Investments. Reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Master Fund invests, which in turn could negatively impact the Master Fund’s performance and cause losses on a limited partners’ investment in the Master Fund. Fixed income securities may also be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which can affect a security’s credit quality or value. Since the Master Fund and the investment funds it invests in may purchase securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Master Fund to lose money and may affect the Fund’s NAV. Moreover, in order to enforce its rights in the event of a default, bankruptcy or similar situation, the Master Fund may be required to retain legal or similar counsel, which may increase the Master Fund’s operating expenses and adversely affect the Master Fund’s NAV.

Foreign Currency Transactions and Exchange Rate Risk

Investments and the Master Fund may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. investments may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an investment has agreed to buy or sell, or to hedge the U.S. dollar value of securities the investment already owns. The investments also may engage in foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an investment’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investments to hedge against currency fluctuations, but the investments are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

Corporate Event Risk

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the investments or that the investments will not incur substantial losses.

Issuer Risk

The issuers of securities acquired by investments sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investments may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Model and Data Risk

Some investments, and the Adviser with regard to certain investments, may rely on quantitative models (both proprietary models developed by the Adviser, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Programming and Modeling Error Risk

The research and modeling process engaged in by some Investment Managers and in certain cases by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modelling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Master Fund’s performance.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2026

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the investment funds in which the Master Fund invests may trade various derivative securities and other financial instruments and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these investment funds is limited to the value of its investment in such investment funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

12.  Subsequent Events

Management of the Master Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements, and there were no subsequent events that needed to be disclosed other than those events that have been disclosed elsewhere in these financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Supplemental Information
March 31, 2026
(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Cypress Creek Private Strategies Master Fund, L.P., the Cypress Creek Private Strategies Registered Fund, L.P., the Cypress Creek Private Strategies Institutional Fund, L.P, and the Cypress Creek Private Strategies TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”), an annual retainer of $35,000 paid quarterly. There are currently four Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows, for each Director and executive officer, their full name, address and age, the position held with the Fund, the length of time served in that position, their principal occupation during the last five years, and other directorships held by such Director. The address of each Director and officer is c/o Cypress Creek Private Strategies Funds, 712 W. 34th Street, Suite 201, Austin, TX 78705. The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free 1-800-725-9456.

Interested Director

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
William P. Prather, III Year of birth: 1982	Director, Principal Executive Officer (Since 2021)	Cypress Creek Partners (Investment Management) – Chief Executive Officer and Founder (2019 – Current); University of Texas/Texas A&M Investment Management Company (Endowment – Investment Management) – Head of Infrastructure and Natural Resources (2014 – 2019).	4	MTi Group Ltd (Director) from 2019 to January 2023.

____________

(1)    The ‘Fund Complex’ for the purpose of this table consists of The Cypress Creek Private Strategies Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Supplemental Information, continued
March 31, 2026
(Unaudited)

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
Graeme Gunn Year of birth: 1967	Director (Since 2021)	SL Capital Partners LLP; Partner.	4	3 Bridges Capital; Director; Sport Maison Limited; Director; Octopus Apollo VCT PLC; Director.
Victor L. Maruri Year of birth: 1952	Director (Since 2021)	Managing Partner, HCP Management Co., LLC (investment company).	4

HCP ED Holdings (holding company) (since 2010); HPE II (investment company) (since 2008); MIAT College, Inc. (2014 – 2021) (trade school); Taylor College Inc. (trade school) (2013 – 2021); Career Training Academy (trade school) (2011 – 2020).

David Munoz Year of birth: 1974	Director (Since 2021)	President and CEO of financial services company. Advisor to multiple financial services companies.	4

Deltec International Group; Deltec Bank & Trust Limited; International Financial Services Group Limited; International Financial Services Group SA/CV; Deltec Investment Advisers Limited; Deltec Fund Services; Deltec U.S. Holdings Inc.; Deltec Wealth Management LLC; Deltec Securities Ltd.; Deltec Capital Limited; Long Cay Captive Insurance Management; Halcyon Life Insurance Limited.; Access Personal Finance LLC; Global Clearing & Settlement Assurance LLC.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Supplemental Information, continued
March 31, 2026
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
Carl Weatherley-White Year of birth: 1962	Director (Since 2021)	Managing Director, Greenbacker Capital (investment company) (since 2024); Managing Director, Advantage Capital (investment company) (since 2019 – 2024); Chief Executive, Hoosier Solar Holdings, LLC (solar development company) (Since 2020); Chief Executive, VivoPower Holdings (solar development company) (from 2016 to 2019).	4

____________

(1)    The ‘Fund Complex’ for the purpose of this table consists of The Salient Private Access Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

Officers of the Fund Who Are Not Directors

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Frederick C. Teufel, Jr. Year of birth: 1959	Principal Financial Officer, Chief Compliance Officer and Treasurer (Since 2024).	Director – Vigilant Compliance, LLP since 2020; Visiting Professor of Accounting, Saint Joseph’s University, Philadelphia, PA (2015 – 2021).
J. Henry Glenn Year of birth: 1988	Secretary (Since 2023).	Managing Director – Cypress Creek Partners (2021 – present); Associate Director – University of Texas/Texas A&M Investment Management Company (2016 – 2021).

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Supplemental Information, continued
March 31, 2026
(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of March 31, 2026.

Asset Class(1)	Fair Value	%
Anchor Partner Interests	$6,171,260	2.34
Buyout	90,491,396	34.31
Event Driven	626,559	0.24
Growth Equity	37,928,031	14.38
Infrastructure	59,898,600	22.71
Natural Resources	31,500,225	11.94
Private Debt	10,345,186	3.92
Real Estate	2,819,483	1.07
Relative Value	1,246,995	0.47
Secondaries	3,012,975	1.14
Securities	8,522,326	3.23
Venture Capital	11,186,249	4.25
Total Investments	$263,749,285	100.00

____________

(1)    The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

Board Consideration of the Investment Management Agreements

At an in-person meeting held on February 5, 2026 (“Meeting”), the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” as defined under the 1940 Act (“Independent Directors”), considered and unanimously approved the continuation of the Investment Management Agreement between the Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors met on January 21, 2026 (“Pre-Meeting”), to discuss the responses with the Adviser, and also met in executive session prior to the Meeting to review and discuss aspects of the materials. At both the Pre-Meeting and the Meeting, at the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Master Fund’s investment programs, Master Fund’s and Adviser’s compliance programs, Adviser staffing and management changes, Master Fund performance including benchmarks and comparisons to other funds, Master Fund fee levels, other portfolios (including fees) managed by the Adviser and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors at the Meeting reported that they had concluded that the Advisory Agreement enables the Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the Advisory

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Supplemental Information, continued
March 31, 2026
(Unaudited)

Agreement. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided.    With respect to the Investment Advisory Agreements, the Board considered: the Adviser’s views on the legacy portfolio and the Adviser’s new portfolio investment activity, all within the scope of the Funds’ investment mandate; the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and their investment relationships; the Adviser’s disciplined investment approach, including continued new private equity investments, and commitment to investment principles; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Investment Advisory Agreements. The Board also concluded that the Adviser would be able to provide during the coming year management, operational, compliance and related services, and that these services are appropriate in scope and extent.

The investment performance of the Funds.    The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance. The Board noted the Funds’ objective of seeking consistent long-term appreciation across a market cycle in light of the continuing constraints on private market exits and liquidity events, and the resulting impact on older private fund investments remaining in the portfolio. The Board reviewed information on the performance of other registered investment funds of private funds and various indices, including the relevance of various indices. The Board also considered various performance reports received throughout the year. The Board noted the Adviser’s efforts in restructuring the portfolio since becoming the investment adviser, its oversight of remaining legacy assets and the Adviser-sourced assets in the portfolio. The Board concluded that the Adviser was able to implement its strategies effectively for the Funds in the context of difficult private markets. Based on the Directors’ assessment, the Directors concluded that the Adviser is capable of generating a level of long-term investment performance in keeping with the Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability.    In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the maintenance by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the relatively unique nature, for an investment company, of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser are reasonable in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the overall relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.    The Board noted that the Agreements have base management fee breakpoints as the level of Fund assets increase and the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued support and monitoring of the Fund, changes that had been implemented, and the competitive nature of the investment company market as relevant to the Fund. The Board noted the performance fee portion of the fee during the period. The Board also noted that it would have the opportunity periodically to re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Supplemental Information, continued
March 31, 2026
(Unaudited)

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund.    The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations.    The Board determined that the Adviser has made an entrepreneurial and substantial commitment to investment monitoring and investment decision-making and the provision of investor service, and maintained the financial, compliance and operational resources and oversight reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners.

Form N-PORT Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Fund’s Form N-PORTs are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about Directors of the Master Fund. The registration statement is available, without charge, upon request by calling 1-800-725-9456.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Privacy Policy
(Unaudited)

FACTS	WHAT DOES CYPRESS CREEK PARTNERS[1] (“CCP”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social security number

•   Income

•   Assets

•   Account balances

•   Wire transfer instructions

•   Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons CCP chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does CCP Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call CCP at (512) 660-5146

____________

1        Endowment Advisers, L.P., d/b/a Cypress Creek Partners

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Privacy Policy, continued
(Unaudited)

Page 2
Who we are
Who is providing this notice?	This notice pertains to CCP, the registered and private funds it manages (as follows), and each funds’ general partner.
• Cypress Creek Private Strategies Master Fund, L.P.
• Cypress Creek Private Strategies Registered Fund, L.P.
• Cypress Creek Private Strategies TEI Fund, L.P.
• Cypress Creek Private Strategies Institutional Fund, L.P.
• Cypress Creek Private Strategies Domestic Fund, L.P.
• Cypress Creek Private Strategies Offshore TEI Fund, Ltd.
• Cypress Creek Private Strategies Onshore Fund, L.P.
• Cypress Creek Private Strategies Offshore Fund, L.P.
• Cypress Creek Private Strategies Offshore Blocker Fund, LLC
• CCP Coastal Redwood Fund, L.P.
• CCP Sierra Redwood Fund, L.P.
• Marinas I SPV LLC
• CCP GP Fund LLC
• CCP Dawn Redwood Fund, L.P.
• CCP Trinity Aquifer LLC – Hive I
• CCP Trinity Aquifer LLC – Nickel I
• CCP Trinity Aquifer LLC – REH
What we do
How does CCP protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does CCP collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Enter into an investment advisory contract
• Seek financial advice
• Make deposits or withdrawals from your account
• Provide account information
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Privacy Policy, continued
(Unaudited)

Page 3
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • CCP does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • CCP does not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • CCP does not jointly market.
Other important information
n/a

Item 1. Reports to Stockholders Continued.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 19(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Carl Weatherly-White, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Fiscal Year March 31, 2026	Fiscal Year March 31, 2025
Audit Fees	$134,925	$125,988
Audit-Related Fees	$0	$0
Tax Fees	$189,420	$265,398
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Fiscal Year March 31, 2026	Fiscal Year March 31, 2025
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Fiscal Year March 31, 2026	Fiscal Year March 31, 2025
$0	$0

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Renumeration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included below:

Cypress Creek Private Strategies Master Fund, L.P. (the “Master Fund”)

Cypress Creek Private Strategies Registered Fund, L.P. (the “Registered Fund”)

Cypress Creek Private Strategies TEI Fund, L.P. (the “TEI Fund”)

Cypress Creek Private Strategies Institutional Fund, L.P. (the “Institutional Fund”)

Proxy Voting Policies and Procedures

Background

The Investment Company Act of 1940 (the “IC Act”) requires that an investment company registered under the IC Act (“RIC”) disclose in its registration statement a description of its adopted policies and procedures that the it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the RIC uses when a vote presents a conflict between the interests of shareholders, on the one hand, and those of the RIC’s investment adviser; principal underwriter; or any affiliated person of the RIC, its investment adviser, or its principal underwriter, on the other.

A RIC is also required to include in its registration statement any policies and procedures of its investment adviser, or any other third party, that the RIC uses, or that are used on the RIC’s behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the IC Act requires a RIC to file with the SEC an annual record of proxies voted by the RIC on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each RIC’s proxy voting record for the most recent twelve-month period ending June 30. A RIC must also state in its disclosure documents (in its registration statement and shareholder reports) that information regarding how the RIC voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the RIC’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a RIC discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the RIC (or financial intermediary through which shares of the RIC may be purchased or sold) receives a request for this information, the RIC (or financial intermediary) must send the information disclosed in the RIC’s most recently filed report on Form N-PX, within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a RIC discloses that its proxy voting record is available on or through its website, the RIC must make available free of charge the information disclosed in the RIC’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the RIC’s most recently filed report on Form N-PX must remain available on or through the RIC’s website for as long as the RIC remains subject to the requirements of Rule 30b1-4 and discloses that the RIC’s proxy voting record is available on or through its website.

This policy and procedures outline obligations for disclosure and filing requirements that are performed on behalf of the Funds by the Fund Administrator.

Policies and Procedures

It is the policy of the Funds that proxies should be voted in the interest of the shareholders of the appropriate Fund, as determined by those who are in the best position to make this determination.

The Master Fund invests in a broad portfolio consisting primarily of private partnerships, limited liability companies or similar entities managed by third-party investment managers (“Investment Funds”). The Master Fund also makes direct investments for hedging purposes, to hedge existing exposure to an asset class or strategy, or to gain access to an investment opportunity, an asset class, or a strategy in a cost-effective manner. To the extent that the Master Fund receives notices or proxies from Investment Funds or other portfolio securities or holds securities in a separate account, the Board has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight. The Adviser has agreed to vote the proxy ballots received on behalf of the Funds and will vote such proxies in accordance with its proxy voting policies and guidelines which are included in the Adviser’s compliance manual and reviewed by the Board at least annually.

The Registered Fund, TEI Fund and Institutional Fund invest substantially all of their respective assets in the Master Fund. With respect to proxies issued by the Master Fund, the Board of the Registered Fund, TEI Fund and Institutional Fund retain proxy voting authority. After receiving a proxy issued by the Master Fund, the Registered Fund, TEI Fund and Institutional Fund will hold a meeting of its shareholders to obtain instructions for voting with respect to the matter presented by the Master Fund.

Registration Statement

The Funds will describe the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities. The Funds will also state how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov. Such disclosure must also include procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Funds or the Adviser, on the other; and a description of the proxy voting guidelines used by the Adviser to vote proxies relating to portfolio securities. As such, the Adviser’s proxy voting guidelines are provided in the Funds’ registration statement.

Form N-CSR

When filing the annual report on Form N-CSR, the Funds will describe the policies and procedures that the Funds and Adviser use to determine how to vote proxies relating to portfolio securities. A copy of such policies and procedures themselves may be included.

Annually, through the review of the Funds’ Form N-CSR, the Adviser will review the disclosures and identify whether the Adviser’s Proxy Voting Procedures and Guidelines are current.

Form N-PX

The Funds are required to disclose annually the Funds’ complete proxy voting record on Form N-PX, which provides information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th. Form N-PX must be filed annually, no later than August 31 of each year. The Adviser is responsible for ensuring that appropriate documentation and controls for voting and reporting of proxy votes is maintained in order to file the Form N-PX. The Adviser shall work with the Fund Administrator in filing the Form N-PX with the SEC.

Reports to the Board

The Adviser shall annually review the Funds’ registration statement to ensure that disclosures in the registration statement adequately and accurately describe the Adviser’s proxy voting policy and procedures. Updated policies and procedures for the voting of proxies shall be provided to the Board upon any material change and in any event, no less frequently than annually.

Books and Records

The Adviser shall (i) maintain such records and provide such voting information as is required for the Funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) provide such additional information as may be requested, from time to time, by the Board or the CCO. The Funds rely upon the Fund Administrator to prepare and make filings on Form N-PX. The Adviser shall assist the Fund Administrator, if applicable by providing information regarding any proxy votes made for the Funds within the most recent 12-month period ending June 30.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of the filing, Mr. William P. Prather III is responsible for the day-to-day management of the Fund’s portfolio. Cypress Creek Private Strategies Master Fund, L.P., Cypress Creek Private Strategies Institutional Fund, L.P., Cypress Creek Private Strategies Registered Fund, L.P., and Cypress Creek Private Strategies TEI Fund, L.P. are registered investment companies.

Mr. Prather is the Principal Executive Officer and a Portfolio Manager of the Fund Complex since 2021. Mr. Prather is a Founding Partner of CCP Operating, LLC (since 2020); Head of Infrastructure and Natural Resources, The University of Texas/Texas A&M Investment Management Company (2014-2019).

The Adviser and/or certain other entities controlled by the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Mr. Prather, who is primarily responsible for the day-to-day management of the Fund, may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2026: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Prather and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
William Prather III
Registered investment companies	—	$—	—	$—
Other pooled investment companies	7	$151,964,450	7	$151,964,450
Other accounts	—	$—	—	$—

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that they may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Portfolio Managers

Mr. Prather, a Founding Partner of CCP Operating, LLC, indirectly own equity interests in the Adviser. In addition, Mr. Prather receives compensation based on objective and subjective performance assessments of their work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of each Fund beneficially owned as of March 31, 2026 by each portfolio manager.

Portfolio Manager	Master Fund	Registered Fund	Institutional Fund	TEI Fund
William P. Prather III	None	$100,001-$500,000	None	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cypress Creek Private Strategies Master Fund, L.P.

By (Signature and Title)	/s/ William P. Prather III
William P. Prather III
Principal Executive Officer

Date:	June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ William P. Prather III
William P. Prather III
Principal Executive Officer

Date:	June 5, 2026

By (Signature and Title)	/s/ William P. Prather III
William P. Prather III
Principal Financial Officer

Date:	June 5, 2026